Exhibit 10.1

EXECUTION COPY

SEVENTH AMENDMENT TO CREDIT AGREEMENT

This Seventh Amendment to Credit Agreement (this “Amendment”) is made as of September 21, 2015, by and among:

SPORTSMAN’S WAREHOUSE, INC., a Utah corporation (the “Lead Borrower”);

the Persons named on Schedule I hereto (together with the Lead Borrower, individually, a “Borrower”, and collectively, the “Borrowers”);

the Persons named on Schedule II hereto (individually, a “Guarantor”, and collectively, the “Guarantors”, and together with the Borrowers, individually, a “Loan Party”, and collectively the “Loan Parties”);

the LENDERS party hereto; and

WELLS FARGO BANK, NATIONAL ASSOCIATION (as successor by merger to Wells Fargo Retail Finance, LLC), as Administrative Agent, Collateral Agent, and Swing Line Lender;

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

W I T N E S S E T H:

WHEREAS, reference is made to that certain Credit Agreement, dated as of May 28, 2010 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”), by and among the Loan Parties, the Lenders party thereto from time to time, and Wells Fargo Bank, National Association (as successor by merger to Wells Fargo Retail Finance, LLC), as Administrative Agent, Collateral Agent and Swing Line Lender;

WHEREAS, the parties hereto have agreed to amend certain provisions of the Credit Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.	Defined Terms. Capitalized terms used in this Amendment shall have the respective meanings assigned to such terms in Credit Agreement unless otherwise defined herein.

2.	Amendment to Credit Agreement. The provisions of Article I of the Credit Agreement are hereby amended:

(a)	By amending and restating the definition of “Change of Control” in its entirety as follows:

“Change of Control” means any event, transaction or occurrence as a result of which (a) any “person” or “group” (within the meaning of Rule 13d-5 of the Securities Exchange Act of 1934 as in effect on the date hereof), other than the Sponsor, shall own, directly or indirectly, beneficially or of record, shares representing more than 35.0% of the aggregate economic interests in, or the ordinary voting power represented by, the issued and outstanding capital stock of the Parent, (b) a majority of the seats (other than vacant seats) on the board of directors of the Parent shall at any time be occupied by persons who were neither (i) nominated by the board of directors of the Parent nor (ii) appointed by directors so nominated, (c) any change in control (or similar event, however denominated) with respect to the Parent or any Subsidiary of the Parentshall occur under and as defined in any indenture or agreement in respect of Material Indebtedness to which the Parent or any Subsidiary of the Parent is a party, or (d) the Parent shall cease to directly own, beneficially and of record, 100% of the issued and outstanding Equity Interests of the Lead Borrower, or (e) the Lead Borrower ceases to own and control all of the Equity Interests of any of its Subsidiaries.

(b)	By amending and restating the definition of “Sponsor” in its entirety as follows:

“Sponsor” means Seidler Equity Partners and its Investment Affiliates.

3.

Ratification of Loan Documents. Except as otherwise expressly provided herein, all terms and conditions of the Credit Agreement, the Security Agreement, the Facility Guaranty and the other Loan Documents remain in full force and effect. The Loan Parties hereby ratify, confirm, and reaffirm that all representations and warranties of the Loan Parties contained in the Credit Agreement, the Security Agreement and each other Loan Document are true and correct in all material respects on and as of the date hereof, except to the extent that (x) such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects on and as of such earlier date, or (y) such representations and warranties are subject to “materiality” or “Material Adverse Effect” or similar language, in which case they are true and correct in all respects. The Guarantors hereby acknowledge, confirm and agree that the Guaranteed Obligations of the Guarantors under, and as defined in, the Facility Guaranty include, without limitation, all Obligations of the Loan Parties at any time and from time to time outstanding under the Credit Agreement and the other Loan Documents, as such Obligations have been amended pursuant to this Amendment. The Loan Parties hereby acknowledge, confirm and agree that the Security Documents and any and all Collateral previously pledged to the Collateral Agent, for the benefit of the Credit Parties, pursuant thereto, shall continue to secure all applicable Obligations of the Loan Parties at any time and from time to time outstanding under the Credit Agreement and the other Loan Documents.

4.	Conditions to Effectiveness. This Amendment shall not be effective until each of the following conditions precedent has been fulfilled to the reasonable satisfaction of the Administrative Agent:

2

(a)	The Administrative Agent shall have received counterparts of this Amendment duly executed and delivered by each of the parties hereto.

(b)

All action on the part of the Loan Parties necessary for the valid execution, delivery and performance by the Loan Parties of this Amendment and the documents, instruments and agreements to be executed in connection herewith shall have been duly and effectively taken and evidence thereof reasonably satisfactory to the Administrative Agent shall have been provided to the Administrative Agent.

(c)

The Loan Parties shall have paid in full all reasonable costs and expenses of the Agents (including, without limitation, reasonable attorneys’ fees) in connection with the preparation, negotiation, execution and delivery of this Amendment and related documents.

(d)	No Default or Event of Default shall have occurred and be continuing.

(e)

No “Default” or “Event of Default” (each as defined in the Term Credit Agreement) shall have occurred and be continuing or would result from the entering into of this Amendment or the performance by the Loan Parties of their obligations hereunder.

(f)

All reasonable fees and Credit Party Expenses incurred by the Agents and the other Credit Parties in connection with the preparation and negotiation of this Amendment and related documents (including the reasonable fees and expenses of counsel to the Agents) shall have been paid in full by the Loan Parties.

(g)	The Administrative Agent shall have received such additional documents, instruments, and agreements as any Agent may reasonably request in connection with the transactions contemplated hereby.

5.	Representations and Warranties. To induce the Credit Parties to enter into this Agreement, each Loan Party represents and warrants to the Administrative Agent and the other Credit Parties that:

(a)

The execution, delivery and performance by each Loan Party of this Amendment and the performance of each Loan Party’s obligations hereunder have been duly authorized by all necessary corporate or other organizational action, do not and shall not: (i) contravene the terms of any of such Person’s Organization Documents; (ii) conflict with or result in any breach, termination, or contravention of, or constitute a default under, or require any payment to be made under (x) any Material Contract or any Material Indebtedness to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries, or (y) any order, injunction, writ or decree of any

3

Governmental Authority or any arbitral award to which such Person or its property is subject; (iii) result in or require the creation of any Lien upon any asset of any Loan Party (other than Liens in favor of the Collateral Agent under the Security Documents); or (iv) violate any Law.

(b)

This Amendment has been duly executed and delivered by each Loan Party. This Amendment constitutes a legal, valid and binding obligation of each Loan Party, enforceable against each Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(c)

After giving effect to the transactions contemplated by this Amendment and the Term Documents, the Loan Parties, on a Consolidated basis, are and will be Solvent. No transfer of property has been or will be made by any Loan Party and no obligation has been or will be incurred by any Loan Party in connection with the transactions contemplated by this Amendment or the other Loan Documents with the intent to hinder, delay, or defraud either present or future creditors of any Loan Party.

(d)	There has been no event or circumstance since February 1, 2014 that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect.

(e)

No consents, licenses or approvals are required in connection with the execution, delivery and performance by any Loan Party, and the validity against such Loan Party, of this Amendment or any other Loan Document to which it is a party.

(f)	No Default or Event of Default has occurred and is continuing.

(g)

No “Default” or “Event of Default” (each as defined in the Term Credit Agreement) has occurred and is continuing or would result from the execution of this Amendment or the performance by the Loan Parties of their obligations hereunder.

6.	Miscellaneous.

(a)

Each of the Loan Parties hereby acknowledges and agrees that it has no offsets, defenses, claims, or counterclaims against the Agents, the other Credit Parties, or their respective parents, affiliates, predecessors, successors, or assigns, or their officers, directors, employees, attorneys, or representatives, with respect to the Obligations, and that if any of the Loan Parties now has, or ever did have, any offsets, defenses, claims, or counterclaims against such Persons, whether known or unknown, at law or in equity, from the beginning of the world through this date

4

and through the time of execution of this Amendment, all of them are hereby expressly WAIVED, and each of the Loan Parties hereby RELEASES such Persons from any liability therefor.

(b)

This Amendment may be executed in several counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Amendment by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

(c)

This Amendment and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

(d)

If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(e)

The Loan Parties represent and warrant that they have consulted with independent legal counsel of their selection in connection with this Amendment and are not relying on any representations or warranties of the Agents or the other Credit Parties or their respective counsel in entering into this Amendment.

(f)	This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[SIGNATURE PAGES FOLLOW]

5

IN WITNESS WHEREOF, the parties have hereunto caused this Amendment to be executed and their seals to be hereto affixed as of the date first above written.

SPORTSMAN’S WAREHOUSE, INC., a Utah corporation, as Lead Borrower and as a Borrower

By:	/s/ Kevan Talbot
Name:	Kevan Talbot
Title:	Chief Financial Officer

SPORTSMAN’S WAREHOUSE SOUTHWEST, INC., a California corporation, as a Borrower

By:	/s/ Kevan Talbot
Name:	Kevan Talbot
Title:	Chief Financial Officer

MINNESOTA MERCHANDISING CORP., a Minnesota corporation, as a Borrower

By:	/s/ Kevan Talbot
Name:	Kevan Talbot
Title:	Chief Financial Officer

PACIFIC FLYWAY WHOLESALE, LLC, a Delaware limited liability company, as a Borrower

By:	Sportsman’s Warehouse, Inc., its Sole Member

By:	/s/ Kevan Talbot
Name:	Kevan Talbot
Title:	Chief Financial Officer

Signature Page to Seventh Amendment to Credit Agreement

SPORTSMAN’S WAREHOUSE DEVELOPMENT I, LLC, a Delaware limited liability company, as a Borrower

By:	Sportsman’s Warehouse, Inc., its Sole Member

By:	/s/ Kevan Talbot
Name:	Kevan Talbot
Title:	Chief Financial Officer

SPORTSMAN’S WAREHOUSE DEVELOPMENT II, LLC, a Delaware limited liability company, as a Borrower

By:	Sportsman’s Warehouse, Inc., its Sole Member

By:	/s/ Kevan Talbot
Name:	Kevan Talbot
Title:	Chief Financial Officer

SPORTSMAN’S WAREHOUSE HOLDINGS, INC., a Delaware corporation, as a Guarantor

By:	/s/ Kevan Talbot
Name:	Kevan Talbot
Title:	Chief Financial Officer

Signature Page to Seventh Amendment to Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION (as successor by merger to Wells Fargo Retail Finance, LLC), as Administrative Agent, Collateral Agent, Lender and Swing Line Lender

By:	/s/ Peter A. Foley
Name:	Peter A. Foley
Title:	Duly Authorized Signatory

Signature Page to Seventh Amendment to Credit Agreement

Schedule I

Borrowers other than the Lead Borrower

Sportsman’s Warehouse Southwest, Inc.

Minnesota Merchandising Corp.

Pacific Flyway Wholesale, LLC

Sportsman’s Warehouse Development I, LLC

Sportsman’s Warehouse Development II, LLC

Schedule II

Guarantors

Sportsman’s Warehouse Holdings, Inc., a Delaware corporation